STOCK OPTION AGREEMENT


                  THIS STOCK OPTION AGREEMENT ("Agreement") dated as of November 12, 1996, is by and between United National Bancorp, a New Jersey corporation and registered bank holding company ("United"), and Farrington Bank, a commercial bank organized under the laws of New Jersey ("Farrington").

                                   BACKGROUND

         1. United, United National Bank ("UNB"), and Farrington, as of the date hereof, have executed a definitive agreement and plan of merger (the "Merger Agreement") pursuant to which United will acquire Farrington through a merger of Farrington with and into UNB (the "Merger").

         2. As an inducement to United to enter into the Merger Agreement and in consideration for such entry, Farrington desires to grant to United an option to purchase authorized but unissued shares of common stock of Farrington in an amount and on the terms and conditions hereinafter set forth.

                                    AGREEMENT

         In consideration of the foregoing and the mutual covenants and agreements set forth herein and in the Merger Agreement, United and Farrington, intending to be legally bound hereby, agree:

         1. Grant of Option. Farrington hereby grants to United the option to purchase 133,000 shares of common stock, $5.00 par value (the "Common Stock") of Farrington at a price of $14.00 per share (the "Option Price"), on the terms and conditions set forth herein (the "Option").

         2. Exercise of Option. This Option shall not be exercisable until the occurrence of a Triggering Event (as such term is hereinafter defined). Upon or after the occurrence of a Triggering Event (as such term is hereinafter defined), United may exercise the Option, in whole or in part, at any time or from time to time.

         The term "Triggering Event" means the occurrence of any of the following events:

         A person or group (as such terms are defined in the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder) other than United or an affiliate of United:

         a. acquires beneficial ownership (as such term is defined in Rule 13d-3 as promulgated under the Exchange Act) of at least 10% of the then outstanding shares of Common Stock;

         b. enters into a letter of intent or an agreement, whether oral or written, with Farrington pursuant to which such person or any affiliate of such person would (i) merge or consolidate, or enter into any similar transaction with Farrington, (ii) acquire all or a significant portion of the assets or liabilities of Farrington, or (iii) acquire beneficial ownership of securities representing, or the right to acquire beneficial ownership or to vote securities representing 10% or more of the then outstanding shares of Common Stock;

         c. makes a filing with any bank or thrift regulatory authorities or publicly announces a bona fide proposal (a "Proposal") for (i) any merger, consolidation or acquisition of all or a significant portion of all the assets or liabilities of Farrington or any other business combination involving Farrington, or (ii) a transaction involving the transfer of beneficial ownership of securities representing, or the right to acquire beneficial ownership or to vote securities representing, 10% or more of the outstanding shares of Common Stock, and thereafter, if such Proposal has not been Publicly Withdrawn (as such term is hereinafter defined) at least 15 days prior to the meeting of stockholders of Farrington called to vote on the Merger and Farrington' stockholders fail to approve the Merger by the vote required by applicable law at the meeting of stockholders called for such purpose;

         d. makes a bona fide Proposal and thereafter, but before such Proposal has been Publicly Withdrawn, Farrington willfully takes any action in any manner which would materially interfere with its desire or ability to enter into a definitive Merger Agreement or its ability to consummate the Merger or materially reduce the value of the transaction to United; or

         e. which is the holder of more than 5% of the Common Stock solicits proxies in opposition to approval of the Merger.

         Provided, however, that for these purposes the Board of Directors of Farrington shall not be considered to be a "group" merely because of their service on the Board and their ownership of Common Stock and no action by the estate or heirs of any director who deceases after October 1, 1996, shall constitute a Triggering Event. The term "Triggering Event" also means the taking of any direct or indirect action by Farrington or any of its directors, officers or agents to invite, encourage or solicit any proposal which has as its purpose a tender offer for the shares of Farrington Common Stock, a merger, consolidation, plan of exchange, plan of acquisition or reorganization of Farrington, or a sale of shares of Farrington Common Stock or any significant portion of its assets or liabilities.

         The term "significant portion" means 10% of the assets or liabilities of Farrington.

         "Publicly Withdrawn", for purposes of clauses (c) and (d) above, shall mean an unconditional bona fide withdrawal of the Proposal coupled with a public announcement of no further interest in pursuing such Proposal or in acquiring any controlling influence over Farrington or in soliciting or inducing any other person (other than United or any affiliate) to do so.

         Notwithstanding the foregoing, the Option may not be exercised at any time (i) in the absence of any required governmental or regulatory approval or consent necessary for Farrington to issue the Option Shares or United to exercise the Option or prior to the expiration or termination of any waiting period required by law, or (ii) so long as any injunction or other order, decree or ruling issued by any federal or state court of competent jurisdiction is in effect which prohibits the sale or delivery of the Option Shares.

         Farrington shall notify United promptly in writing of the occurrence of any Triggering Event known to it, it being understood that the giving of such notice by Farrington shall not be a condition to the right of United to exercise the Option. Farrington will not take any action which would have the effect of preventing or disabling Farrington from delivering the Option Shares to United upon exercise of the Option or otherwise performing its obligations under this Agreement.

         In the event United wishes to exercise the Option, United shall send a written notice to Farrington (the date of which is hereinafter referred to as the "Notice Date") specifying the total number of Option Shares it wishes to purchase and a place and date for the closing of such a purchase (a "Closing"); provided, however, that a Closing shall not occur prior to two days after the later of receipt of any necessary regulatory approvals and the expiration of any legally required notice or waiting period, if any.

         3. Payment and Delivery of Certificates. At any Closing hereunder (a) United will make payment to Farrington of the aggregate price for the Option Shares so purchased by wire transfer of immediately available funds to an account designated by Farrington, (b) Farrington will deliver to United a stock certificate or certificates representing the number of Option Shares so purchased, free and clear of all liens, claims, charges and encumbrances of any kind or nature whatsoever created by or through Farrington, registered in the name of United or its designee, in such denominations as were specified by United in its notice of exercise and, if necessary, bearing a legend as set forth below and (c) United shall pay any transfer or other taxes required by reason of the issuance of the Option Shares so purchased.

         If required under applicable federal securities laws, a legend will be placed on each stock certificate evidencing Option Shares issued pursuant to this Agreement, which legend will read substantially as follows:

            The shares of stock evidenced by this certificate have not been registered for sale under the Securities Act of 1933 (the "1933 Act"). These shares may not be sold, transferred or otherwise disposed of unless a registration statement with respect to the sale of such shares has been filed under the 1933 Act and declared effective or, in the opinion of counsel reasonably acceptable to Farrington, said transfer would be exempt from registration under the provisions of the 1933 Act and the regulations promulgated thereunder.

No such legend shall be required if a registration statement is filed and declared effective under Section 4 hereof.

         4. Registration Rights. Upon or after the occurrence of a Triggering Event and upon receipt of a written request from United, Farrington shall, if necessary for the resale of the Option or the Option Shares by United, prepare and file a registration statement with the Securities and Exchange Commission, the Federal Deposit Insurance Corporation and any state securities bureau, covering the Option and such number of Option Shares as United shall specify in its request, and Farrington shall use its best efforts to cause such registration statement to be declared effective in order to permit the sale or other disposition of the Option and the Option Shares, provided that United shall in no event have the right to have more than one such registration statement become effective.

         In connection with such filing, Farrington shall use its best efforts to cause to be delivered to United such certificates, opinions, accountant's letters and other documents as United shall reasonably request and as are customarily provided in connection with registrations of securities under the Securities Act of 1933, as amended. All expenses incurred by Farrington in complying with the provisions of this Section 4, including without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for Farrington and blue sky fees and expenses shall be paid by Farrington. Underwriting discounts and commissions to brokers and dealers relating to the Option Shares, fees and disbursements of counsel to United and any other expenses incurred by United in connection with such registration shall be borne by United. In connection with such filing, Farrington shall indemnify and hold harmless United against any losses, claims, damages or liabilities, joint or several, to which United may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any preliminary or final registration statement or any amendment or supplement thereto, or arise out of a material fact required to be stated therein or necessary to make the statements therein not misleading; and Farrington will reimburse United for any legal or other expense reasonably incurred by United in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that Farrington will not be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement of omission or alleged omission made in such preliminary or final registration statement or such amendment or supplement thereto in reliance upon and in conformity with written information furnished by or on behalf of United specifically for use in the preparation thereof. United will indemnify and hold harmless Farrington to the same extent as set forth in the immediately preceding sentence but only with reference to written information specifically furnished by or on behalf of United for use in the preparation of such preliminary or final registration statement or such amendment or supplement thereto; and United will reimburse Farrington for any legal or other expense reasonably incurred by Farrington in connection with investigating or defending any such loss, claim, damage, liability or action.

         5. Adjustment Upon Changes in Capitalization. In the event of any change in the Common Stock by reason of stock dividends, split-ups, mergers, recapitalizations, combinations, conversions, exchanges of shares or the like, then the number and kind of Option Shares and the Option Price shall be appropriately adjusted.

         In the event any capital reorganization or reclassification of the Common Stock, or any consolidation, merger or similar transaction of Farrington with another entity, or in the event any sale of all or substantially all of the assets of Farrington shall be effected in such a way that the holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provisions (in form reasonably satisfactory to the holder hereof) shall be made whereby the holder hereof shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified herein and in lieu of the Common Stock immediately theretofore purchasable and receivable upon exercise of the rights represented by this Option, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore purchasable and receivable upon exercise of the rights represented by this Option had such reorganization, reclassification, consolidation, merger or sale not taken place; provided, however, that if such transaction results in the holders of Common Stock receiving only cash, the holder hereof shall be paid the difference between the Option Price and such cash consideration without the need to exercise the Option.

         6. Filings and Consents. Each of United and Farrington will use its best efforts to make all filings with, and to obtain consents of, all third parties and governmental authorities necessary to the consummation of the transactions contemplated by this Agreement.

         Exercise of the Option herein provided shall be subject to compliance with all applicable laws including, in the event United is the holder hereof, approval of the Board of Governors of the Federal Reserve System and Farrington agrees to cooperate with and furnish to the holder hereof such information and documents as may be reasonably required to secure such approvals.

         7. Representations and Warranties of Farrington. Farrington hereby represents and warrants to United as follows:

            a. Due Authorization. Farrington has full corporate power and authority to execute, deliver and perform this Agreement and all corporate action necessary for execution, delivery and performance of this Agreement has been duly taken by Farrington.

            b. Authorized Shares. Farrington has taken and, as long as the Option is outstanding, will take all necessary corporate action to authorize and reserve for issuance all shares of Common Stock that may be issued pursuant to any exercise of the Option.

            c. No Conflicts. Neither the execution and delivery of this Agreement nor consummation of the transactions contemplated hereby (assuming all appropriate regulatory approvals) will violate or result in any violation or default of or be in conflict with or constitute a default under any term of the certificate of incorporation or by-laws of Farrington or any agreement, instrument, judgment, decree, statute, rule or order applicable to Farrington.

         8. Specific Performance. The parties hereto acknowledge that damages would be an inadequate remedy for a breach of this Agreement and that the obligations of the parties hereto shall be specifically enforceable. Notwithstanding the foregoing, United shall have the right to seek money damages against Farrington for a breach of this Agreement.

         9. Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties or any of them with respect to the subject matter hereof.

         10. Assignment or Transfer. United may not sell, assign or otherwise transfer its rights and obligations hereunder, in whole or in part, to any person or group of persons other than to an affiliate of United, except upon or after the occurrence of a Triggering Event. United represents that it is acquiring the Option for United's own account and not with a view to or for sale in connection with any distribution of the Option or the Option Shares. United shall have the right to assign this Agreement to any party it selects after the occurrence of a Triggering Event.

         11. Amendment of Agreement. By mutual consent of the parties hereto, this Agreement may be amended in writing at any time, for the purpose of facilitating performance hereunder or to comply with any applicable regulation of any governmental authority or any applicable order of any court or for any other purpose.

         12. Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect.

         13. Notices. All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered personally, by express service, cable, telegram or telex, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties as follows:

                  If to United:

                         United National Bancorp
                         1130 Route 22 East
                         P.O. Box 6000
                         Bridgewater, New Jersey  08807-0010
                         Attn.: Thomas C. Gregor, Chairman, President and CEO

                  With a copy to:

                         Pitney, Hardin, Kipp & Szuch
                         200 Campus Drive
                         Florham Park, New Jersey  07932-0950

                         P.O. Box 1945
                         Morristown, New Jersey  07962-1945
                         Attn.:  Ronald H. Janis, Esq.

                  If to Farrington:

                         Farrington Bank
                         630 Georges Road
                         North Brunswick, New Jersey 08902
                         Attn.:  John E. Pellizzari,
                                    President and CEO

                  With a copy to:

                           Norris, McLaughlin & Marcus
                           721 Route 202-206
                           P.O. Box 1018
                           Somerville, New Jersey  08876
                           Attn.:  Peter Hutcheon, Esq.

or to such other address as the person to whom notice is to be given may have previously furnished to the others in writing in the manner set forth above (provided that notice of any change of address shall be effective only upon receipt thereof).

         14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey.

         15. Captions.    The  captions  in   the  Agreement  are  inserted  for
convenience and reference purposes, and shall not limit or otherwise affect any of the terms or provisions hereof.

         16. Waivers and Extensions. The parties hereto may, by mutual consent, extend the time for performance of any of the obligations or acts of either party hereto. Each party may waive (i) compliance with any of the covenants of the other party contained in this Agreement and/or (ii) the other party's performance of any of its obligations set forth in this Agreement.

         17. Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement, except as provided in Section 10 permitting United to assign its rights and obligations hereunder.

         18. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

         19. Termination. This Agreement shall terminate upon either the termination of the Merger Agreement as provided therein or the consummation of the transactions contemplated by the Merger Agreement; provided, however, that if termination of the Merger Agreement occurs after the occurrence of a Triggering Event (as defined in Section 2 hereof), this Agreement shall not terminate until the later of 18 months following the date of the termination of the Merger Agreement or the consummation of any proposed transactions which constitute the Triggering Event.

                  IN WITNESS WHEREOF, each of the parties hereto, pursuant to resolutions adopted by its Board of Directors, has caused this Agreement to be executed by its duly authorized officer, all as of the day and year first above written.

                                            FARRINGTON BANK


                                            By:  /S/ JOHN E. PELLIZZARI
                                                 ----------------------
                                                 John E. Pellizzari,
                                                 President & CEO

                                            UNITED NATIONAL BANCORP


                                            By:  /S/ THOMAS C. GREGOR
                                                 -----------------------
                                                 Thomas C. Gregor,
                                                 Chairman, President & CEO